SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Waste Management, Inc. (the “Company”) held on May 14, 2019, a total of 379,198,639 shares of the Company’s common stock, out of a total of 424,681,723 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The proposals set forth below were voted on by the Company’s stockholders.  Each of the director nominees were elected, and the Company’s stockholders approved each of proposals 2 and 3. The Company’s stockholders did not approve stockholder proposal 4.

1.              Election to the Company’s Board of Directors of the following eight director nominees:

	Number of	Number of		Broker
Name	Affirmative Votes	Negative Votes	Abstentions	Non-Votes
Frank M. Clark, Jr.	298,442,278	17,171,248	404,416	63,180,697
James C. Fish, Jr.	306,474,372	9,137,063	406,507	63,180,697
Andrés R. Gluski	289,409,822	26,200,549	407,571	63,180,697
Patrick W. Gross	298,342,021	17,273,731	402,190	63,180,697
Victoria M. Holt	313,763,878	1,893,320	360,744	63,180,697
Kathleen M. Mazzarella	313,161,789	2,404,790	451,363	63,180,697
John C. Pope	291,785,049	23,830,853	402,040	63,180,697
Thomas H. Weidemeyer	299,985,660	15,529,572	502,710	63,180,697

2.              Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstentions
372,901,621	5,690,457	606,561

3.              Approval, by non-binding vote, of the Company’s executive compensation as described in the Company’s 2019 proxy statement:

For	Against	Abstentions	Broker Non-Votes
304,410,005	10,507,638	1,100,299	63,180,697

4.              Stockholder proposal regarding a policy on accelerated vesting of equity awards in the event of a change in control.

For	Against	Abstentions	Broker Non-Votes
120,443,786	194,104,372	1,469,784	63,180,697

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: May 17, 2019	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President, Corporate Development and
Chief Legal Officer